LIBERTY U.S. GOVERNMENT MONEY MARKET TRUST

SUPPLEMENT TO PROSPECTUS DATED MAY 31, 1998

At a Special Meeting of Shareholders to be held on June 25, 1999, shareholders of the Trust will be asked to vote on the changes described below. If approved by shareholders, these changes will take effect as of July 1, 1999. Shareholders will be notified if any of these changes are not approved. Please keep this supplement for your records.

Shareholders will be asked to consider the following proposals:

1.   To elect five Trustees;

2.   To ratify the selection of the Trust's independent auditors;

3. To approve a proposed Agreement and Plan of Reorganization between the Trust and Money Market Obligations Trust, on behalf of its series, Liberty U.S. Government Money Market Trust (the "New Fund"), whereby the New Fund would acquire all of the assets of the Trust in exchange for shares of the New Fund to be distributed PRO RATA by the Trust to its shareholders in complete liquidation and termination of the Trust;

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

                                                                  April 27, 1999

Cusip   531485100
G02633-02 (4/99)